UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 18, 2025

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-20936	13-3637458
(Commission File Number)	(IRS Employer Identification No.)

Level 11, Vegetable Building, Industrial Park of the East City

Shouguang City, Shandong Province 262700

The People’s Republic of China

_______________________________________________________________

(Address of principal executive offices and zip code)

+86 (536) 567-0008

_______________________________________________________________

(Registrant's telephone number including area code)

_______________________________________________________________

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	The Nasdaq Stock Market LLC

Item 8.01 Other Events.

On December 18, 2025, Gulf Resources, Inc. (the “Company”) announced that it had received the notification from the Shouguang Municipal People’s Government Office (the “Government of Shouguang City”) dated on December 15, 2025. To comply with the notice issued by the Government of Shouguang City, the Company expects to temporarily suspend the relevant operations in Shouguang City during the aforementioned period.

We believe such seasonal suspension aligns with and aids the Government of Shouguang City in achieving the target for the orderly extraction, effective utilization, and enhancement of the comprehensive development of brine resources and the protection of the ecological environment.

Typically, the demand for bromine sales decreases due to the Chinese New Year national holidays of our customers. Further, crude salt processing becomes more challenging during the winter period due to decreased temperatures.

Statements contained herein relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, constitute forward looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on April 11, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 19, 2025, and in the Company’s other filings and submissions with the SEC. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

December 18, 2025